UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------


                                   FORM 8-K/A

                                 AMENDMENT NO. 1


                               CURRENT REPORT

                    Pursuant to Section 13 Or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         May 14, 2003
                                                -------------------------------

                        ENERGY CONVERSION DEVICES, INC.
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(Exact Name of Registrant as Specified in its Charter)


    Delaware                          1-8403                38-1749884
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(State or Other Jurisdiction       (Commission            (IRS Employer
 of Incorporation)                  File Number)           Identification No.)


 2956 Waterview Drive, Rochester Hills, MI                      48309
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code         (248) 293-0440
                                                    ---------------------------

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         (Former name or former address, if changed since last report)






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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         -------------------------------------

      On May 29, 2003 Energy Conversion Devices, Inc. filed a report on 8-K with respect to the May 14, 2003 Purchase, Sale and Termination of Interests Agreement (the "Agreement") by and between Bekaert Corporation, N.V. Bekaert S.A. (collectively "Seller" or "Bekaert"), and Energy Conversion Devices, Inc. ("Buyer" or "ECD"). The Agreement resulted in ECD's purchase of Bekaert's 19% interest in United Solar Systems Corp. ("United Solar") and 60% interest in Bekaert ECD Solar Systems LLC ("Bekaert ECD Solar") for $6 million ($4 million paid at closing and $2 million to be paid no later than December 22, 2003) to increase ECD's ownership in both entities to 100%. In accordance with the purchase and sale agreement Bekaert assigned to ECD its $12.2 million note receivable of its bridge loans to Bekaert ECD Solar; and ECD provided $36 million to Bekaert ECD Solar to terminate its master sale-and-leaseback agreement with LaSalle National Leasing ("LaSalle") pursuant to which Bekaert ECD Solar's photovoltaic machinery and equipment were sold to LaSalle and leased back for a period of seven years. Effective June 10, 2003, the name of Bekaert ECD Solar Systems LLC was changed to United Solar Ovonic LLC.

      The consideration for this transaction was determined through negotiation by the parties. ECD used existing cash resources to pay the cash portion of the purchase price and to terminate the LaSalle lease.

      ECD is now filing the applicable financial statements and pro forma financial information required in conjunction with this transaction.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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        (a)  Financial Statements of Business Acquired.

             The following consolidated financial statements of Bekaert ECD Solar Systems LLC are included as Exhibit 99.1:

             Audited Consolidated Balance Sheets of Bekaert ECD Solar Systems LLC as of December 31, 2002 and 2001, and the related audited Consolidated Statements of Operations, Members' Equity, and Cash Flows of Bekaert ECD Solar Systems LLC for each of the two years in the period ended December 31, 2002.

             Unaudited Consolidated Balance Sheet of Bekaert ECD Solar Systems LLC as of March 31, 2003, and the related unaudited Consolidated Statements of Operations, Members' Equity and Cash Flows of Bekaert ECD Solar Systems LLC for the three months ended March 31, 2003.

        (b) Unaudited Pro Forma Consolidated Financial Statements of Energy Conversion Devices, Inc.

            The following unaudited pro forma consolidated financial statements are included as Exhibit 99.2:

            Unaudited pro forma Consolidated Balance Sheet of Energy Conversion Devices, Inc. as of March 31, 2003 and unaudited pro forma Consolidated Income Statements of Energy Conversion Devices, Inc. for the year ended June 30, 2002 and the nine months ended
            March 31, 2003.


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        (c) Exhibits:

            23.1 Consent of Deloitte & Touche LLP, independent accountants of Bekaert ECD Solar Systems LLC.

            99.1 Audited Consolidated Balance Sheets of Bekaert ECD Solar Systems LLC as of December 31, 2002 and 2001, and the related audited Consolidated Statements of Operations, Members' Equity, and Cash Flows of Bekaert ECD Solar Systems LLC for each of the two years in the period ended December 31, 2002.

                  Unaudited Consolidated Balance Sheet of Bekaert ECD Solar Systems LLC as of March 31, 2003, and the related unaudited Consolidated Statements of Operations, Members' Equity and Cash Flows of Bekaert ECD Solar Systems LLC for the three months ended March 31, 2003.

            99.2 Unaudited pro forma Consolidated Balance Sheet of Energy Conversion Devices, Inc. as of March 31, 2003 and unaudited pro forma Consolidated Income Statements of Energy Conversion Devices, Inc. for the year ended June 30, 2002 and the nine months ended March 31, 2003.


                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Energy Conversion Devices, Inc.
                                    (Registrant)



Date:    August 1, 2003             By: /s/ Stephan W. Zumsteg
      -------------------           ------------------------------------------
                                    Stephan W. Zumsteg
                                    Vice President and Chief Financial Officer


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                                EXHIBIT INDEX


EXHIBIT NO.                           DESCRIPTION
-----------                           -----------

23.1 Consent of Deloitte & Touche LLP, independent accountants of Bekaert ECD Solar Systems LLC.

99.1 Audited Consolidated Balance Sheets of Bekaert ECD Solar Systems LLC as of December 31, 2002 and 2001, and the related audited Consolidated Statements of Operations, Members' Equity, and Cash Flows of Bekaert ECD Solar Systems LLC for each of the two years in the period ended December 31, 2002.

                  Unaudited Consolidated Balance Sheet of Bekaert ECD Solar Systems LLC as of March 31, 2003, and the related unaudited Consolidated Statements of Operations, Members' Equity and Cash Flows of Bekaert ECD Solar Systems LLC for the three months ended March 31, 2003.

99.2 Unaudited pro forma Consolidated Balance Sheet of Energy Conversion Devices, Inc. as of March 31, 2003 and unaudited pro forma Consolidated Income Statements of Energy Conversion Devices, Inc. for the year ended June 30, 2002 and the nine months ended March 31, 2003.





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